Exhibit 10.05


                       FIRST AMENDMENT

                             TO

               MERIDIAN INSURANCE GROUP, INC.

             1987 EMPLOYEE INCENTIVE STOCK PLAN



     WHEREAS,   the Meridian Insurance Group, Inc.  1987
Employee Incentive Stock Plan was effective on January 21,
1987; and

     WHEREAS,  pursuant to Article VII, Section 7.3 of the
Plan, the Board of Directors, with shareholder approval, may increase the number of shares available for awards under the Plan; and

     WHEREAS, Meridian Insurance Group, Inc. desires to increase the number of shares available for awards under the Plan;

     NOW, THEREFORE, BE IT RESOLVED, by the Board with the approval of shareholders that the Plan be and is hereby amended effective June 23, 1993, as follows:

          Article IV, Section 4.3, is amended to increase
the aggregate number of            shares of Meridian stock
available under the Plan to no more than 750,000 shares.

     IN WITNESS WHEREOF,   Meridian Insurance Group, Inc.
has caused this Amendment to be executed by its authorized officer this 16th day of September, 1993.


MERIDIAN INSURANCE GROUP, INC.




By________________________________
      Norma J. Oman
      President







                      SECOND AMENDMENT
                             TO
               MERIDIAN INSURANCE GROUP, INC.
             1987 EMPLOYEE INCENTIVE STOCK PLAN


     As of March 17, 1999 the 1987 Employee Incentive Stock
Plan is hereby amended as follows:

     Section 7.7 is added to Article VII, Miscellaneous
Provisions to read as follows:

     Section 7.7. Withholding of Tax. (a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Meridian Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company shall have the right to deduct any such taxes from the salary of the Participant.

     (b) Payment in Meridian Stock. A Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (I) authorizing the Company to withhold from shares of Meridian Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) sufficient to cover the amount required to be withheld, or
(ii) transferring to the Company shares of Meridian Stock owned by the Participant with an aggregate Fair Market
Value (as of the date the withholding is effected) sufficient to cover the amount required to be withheld.
With respect to any Participant who is subject to
Section 16 of the Securities Exchange Act of 1934, as amended, the following additional restrictions shall apply:
          (A)  The election to satisfy tax withholding
obligations relating to an Award in the manner permitted by this Section 7.7 shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for federal income tax purposes;
          (B)  Such election shall be irrevocable;
          (C) Such election shall be subject to the consent or disapproval of the Committee; and
          (D) The Meridian Stock withheld to satisfy tax withholding must pertain to an Award which has been held by the Participant for at least six months from the date of grant of the Award.



Exhibit 10.17

                     2000 EXECUTIVE INCENTIVE PLAN


1999 SUMMARY


The plan established in 1994 with the assistance of Arthur Andersen included two components. The annual incentive is a cash award based on a percent of base salary. Payout occurs if xx% of the 1999 consolidated pretax income goal is achieved.

The long term incentive (LTI) is a stock options grant. The size of the 1997 grant was determined as a percent of base salary. One-third of the grant was to vest in each of the first three years of the ten year exercise period. The Compensation Committee amended the 1997 Stock Option Grant for executives vesting all of the options on July 23, 1997.

2000 ANNUAL INCENTIVE PROPOSAL


  The 2000 proposal essentially mirrors the 1999 plan with payout at the threshold level of xx% versus xx%. All executives are included.

MEASUREMENT: 2000 consolidated pretax income goal of $20 million


    Threshold - (xx% of pretax income goal)
    Target - (xx% of pretax income goal)
    Maximum - (xx% of pretax income goal)

LONG TERM INCENTIVE


In March 1997 the Compensation and Stock Plan committees approved a long term incentive stock option grant for each member of the Executive Staff. The 1997 stock option grant was designed to vest in 1/3 increments with full vesting to be completed in March 2000. The vesting schedule was changed on July 23,1997, by action of the Compensation and Stock Plan committees to immediately vest all options granted in March. Management is deferring its long term incentive recommendation until the next Compensation Committee meeting.


Exhibit 10.50

                  EMPLOYERS REINSURANCE CORPORATION
             5200 METCALF, P.O. BOX 2991, Overland Park, Kansas 66201-1391
                                   (913)676-5200, Facsimile (913) 676-6221
                                 A General Electric Capital Services Company

                      AMENDMENT NO.1

The Property Per Risk Excess of Loss Reinsurance Agreement of January 1, 1992, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY, VERNON FIRE AND CASUALTY INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY, all of Indianapolis, Indiana, is hereby amended as follows:

I. As respects occurrences taking place on or after January 1, 1995, Layer 1 of the Table set out in Article III is hereby deleted and the following is substituted therefor:


                         LAYER 1

       RETENTION                            REINSURANCE

       $200,000 each risk      $1,300,000   each    risk
       involved in each        involved   in   each
       occurrence              occurrence   excess    of
                               $200,000, subject  to  a
                               limit  of $3,250,000  all
                               risks involved in each
                               occurrence

II. Notwithstanding the provisions of Article VIII, as respect Layer 1, the reinsurance premium rate for 1995 shall be 3.0%.

III. As respects the annual period commencing January 1, 1996, and each annual period thereafter, Paragraph B of Article VIII is hereby deleted and the following is substituted therefor:

            B. As respects the annual period commencing January 1, 1996 and each subsequent annual period, the reinsurance premium rate shall be determined as follows:

                 1. If the loss ratio for the experience period is between 75% and 95%, the reinsurance premium rate will remain the same as it was for the prior annual period.

                 2. If the loss ratio for the experience period is less than 75%, the reinsurance premium rate shall be:

                     a. 3.5%, if the reinsurance premium rate for the immediately preceding annual period had been more than 3.5%.

                     b. 0.5 percentage points less than the reinsurance premium rate for the immediately preceding annual period if the reinsurance premium rate for the immediately preceding annual period had been 3.5% or less, but not less than 2.5% which shall be the minimum rate.

                 3. If the loss ratio for the experience period is greater than 95%, the reinsurance premium rate shall be:

                     a. 3.5%, if the reinsurance premium rate for the immediately preceding annual period had been less than 3.5%.

                     b. 0.5 percentage points more than the reinsurance premium rate for the immediately preceding annual period if the reinsurance premium rate for the immediately preceding annual period had been 3.5% or more; subject to a maximum rate of 4.5%.


IV. As respects the 1995 calendar year and each year thereafter, the reinsurance premium rate for each annual period for Layer 2, as set forth in Article VIII, shall be decreased from 1.25% to 1.00%.

V. As respects the accounting period commencing January 1, 1995 and each accounting period thereafter:

     A. The contingent commission rate, as set forth in the first paragraph of Article IX, is increased from 25% to 35% of all of the net profit accruing to the CORPORATION under this agreement.

     B. The first seven lines of the third paragraph of Article IX are hereby deleted and the following is substituted therefor:

                Computation of contingent commission shall be made in accordance with the following accounting schedule.
                The first interim computation of contingent commission for each accounting period shall be made as soon as practicable after the end of the first calendar year within the accounting period. As soon as practicable after the end of the second calendar year within the accounting period a second interim calculation of contingent commission shall be made with respect to the first two years of the accounting period. and the first computation of contingent commission for the full accounting period shall be made as soon as practicable after the end of the third year within the accounting period.

     C. Article IX is hereby amended by adding the following language after the accounting schedule:

                Distribution of profits, if any, and refund of contingent commission, if any, shall be made in accordance with the following:

                1.If any interim computation, or any subsequent computation, for any accounting period results in a net profit, the CORPORATION shall pay to the REINSURED the contingent commission which such computation indicates is due to the REINSURED.

                2.If a prior computation with respect to an account period resulted in the payment of any contingent commission which, upon subsequent computation, is determined to be in excess of what is actually due, the REINSURED will refund to the CORPORATION that part of the contingent commission previously paid in excess of what is determined to be due.

In all other respects  not  inconsistent   herewith, said  agreement  shall
remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.



                                          EMPLOYERS REINSURANCE CORPORATION

                                          _________________________________
                                          Title:   Vice President



                                          _________________________________
                                          Title:   Assistant Vice President



    MERIDIAN MUTUAL INSURANCE COMPANY
VERNON FIRE AND CASUALTY INSURANCE COMPANY
   MERIDIAN SECURITY INSURANCE COMPANY



_____________________________________________
Title:   VICE PRESIDENT


_____________________________________________
Title:   VICE PRESIDENT




                     INDEMNITY AGREEMENT


This agreement is made and entered into as of October 20, 1997 by and between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas, (hereinafter called the REINSURER), NAC REINSURANCE CORPORATION of Greenwich Connecticut (hereinafter call NAC Re) and MERIDIAN MUTUAL INSURANCE COMPANY of Indianapolis, Indiana (hereinafter called the REINSURED), WITNESSETH:

WHEREAS, REINSURED has issued and may in the future issue commercial property, homeowners, and commercial multiple peril insurance policies on risks in which various mortgagees have an interest, and

WHEREAS, at the request of the REINSURED, the REINSURER may issue on behalf of itself and all other reinsurers participating in the REINSURED'S property reinsurance agreements certain reinsurance endorsements under which the REINSURER agrees to pay in the event of the REINSURED'S insolvency any loss with respect to which physical damage insurance is provided under any such policies to the mortgagee:



NOW THEREFORE, in consideration of the REINSURER'S agreement to issue the reinsurance endorsements the parties hereby agree as follows:

1. In the event that the REINSURER is required to pay any loss directly to or on behalf of any Insured named in such endorsements, NAC Re agrees to pay to the REINSURER the same portion of the amount of such loss paid by the REINSURER that NAC Re would have paid to the REINSURED with respect to such loss pursuant to the terms of the reinsurance agreements.

2. The REINSURED recognizes NAC Re's obligation hereunder and agrees that to the extent that NAC Re shall make a payment to the REINSURER pursuant to this agreement, any liability of NAC Re to the REINSURED in respect of such loss shall be satisfied. The REINSURED further agrees that NAC Re's obligations hereunder shall be deemed to be an endorsement to the reinsurance agreements.

3. The REINSURER and the REINSURED agree that they shall exercise good faith and due care in issuing and maintaining such reinsurance endorsement and further agree that they shall not amend or alter such endorsements in any way which could increase NAC Re's liability under this agreement without first obtaining NAC Re's prior written consent.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed in triplicate.


       MERIDIAN MUTUAL              EMPLOYERS REINSURANCE
      INSURANCE COMPANY                  CORPORATION


_________________________________       ______________________________
Title:                                  Title:   Vice President



_________________________________       ______________________________
Title:                                  Title:   Assistant Vice President


Date:____________________________       Date:__________________________



       NAC REINSURANCE
         CORPORATION


_________________________________
Title:



_________________________________
Title:


Date:____________________________



Exhibit 10.51


                             AMENDMENT NO.  4

The Property Per Risk Excess of Loss Reinsurance Agreement of January 1, 1992, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY, VERNON FIRE AND CASUALTY INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY, all of Indianapolis, Indiana, and CITIZENS SECURITY MUTUAL INSURANCE COMPANY and CITIZENS FUND INSURANCE COMPANY, both of Red Wing, Minnesota, and INSURANCE COMPANY OF OHIO of Mansfield, Ohio, is hereby amended as follows:

I. As respects occurrences taking place on or after December 30, 1996, VERNON FIRE AND CASUALTY INSURANCE COMPANY is deleted as a named REINSURED hereunder.

II. In recognition of their corporate name changes, effective June 19, 1998:

     A. CITIZENS SECURITY MUTUAL INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY.

          B. CITIZENS FUND INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS FUND INSURANCE COMPANY.

III. In recognition of its corporate name change, effective July 22, 1998, MERIDIAN CITIZENS FUND INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS SECURITY INSURANCE COMPANY.

     Therefore, it is understood and agreed that effective July 22, 1998, the REINSURED hereunder shall be comprised of:

          MERIDIAN MUTUAL INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY both of Indianapolis, Indiana, MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY and MERIDIAN CITIZENS SECURITY INSURANCE COMPANY both of Red Wing, Minnesota and INSURANCE COMPANY OF OHIO of Mansfield, Ohio.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

  MERIDIAN MUTUAL INSURANCE
           COMPANY
 MERIDIAN SECURITY INSURANCE        EMPLOYERS REINSURANCE
           COMPANY                       CORPORATION


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:

Date:_________________________  Date:_________________________



   MERIDIAN CITIZENS MUTUAL
      INSURANCE COMPANY
  MERIDIAN CITIZENS SECURITY
      INSURANCE COMPANY           INSURANCE COMPANY OF OHIO


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:

Date:_________________________  Date:_________________________



   VERNON FIRE AND CASUALTY
      INSURANCE COMPANY


______________________________
Title:

______________________________
Title:

Date:_________________________



Exhibit 10.52
                 LIABILITY EXCESS REINSURANCE AGREEMENT
                        (Contract No. 23345-020499)
                              January 1, 1999

                     MERIDIAN MUTUAL INSURANCE COMPANY
                                  et al.
                           Indianapolis, Indiana
                  LIABILITY EXCESS REINSURANCE AGREEMENT
                        (Contract No. 23345-020499)


                           Entered into between


                     EMPLOYERS REINSURANCE CORPORATION
                                    of
                           Overland Park, Kansas
                   (hereinafter called the CORPORATION)


                                    and


                     MERIDIAN MUTUAL INSURANCE COMPANY
                    MERIDIAN SECURITY INSURANCE COMPANY
                                  both of
                           Indianapolis, Indiana
                MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY
               MERIDIAN CITIZENS SECURITY INSURANCE COMPANY
                                  both of
                            Red Wing, Minnesota
                                    and
                         INSURANCE COMPANY OF OHIO
                                    of
                              Mansfield, Ohio
                    (hereinafter called the REINSURED)


                     EFFECTIVE DATE:  January 1, 1999


In consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:


                                 ARTICLE I

APPLICATION OF AGREEMENT. This agreement applies to the lines of business and coverages thereunder, as set forth in the following exhibits:

          Exhibit A - First Liability Excess
          Exhibit B - Second Liability Excess
          Exhibit C - Third Liability Excess
This agreement does not apply to:

(a)  reinsurance assumed by the REINSURED;

(b) policies written specifically as excess insurance over an underlying policy on the same insured, except comprehensive policies which are excess pending expiration of existing policies;

(c) policies written excess of a deductible or retention greater than $5,000 each occurrence;

(d) business written by the REINSURED as a pro rata participant with one or more other insurers;

(e)  business to the extent that it is reinsured outside of this agreement;

(f) The REINSURED'S liability as a participant, member, subscriber or reinsurer of any pool, syndicate, association, insolvency fund, guaranty fund or other combination of insurers or reinsurers formed for the purpose of covering specific coverages, specific lines of business or for the purpose of insuring or reinsuring risks located in specific geographical areas [but this subparagraph (f) does not apply to any risk assigned to the REINSURED under any automobile insurance plan].

The Insolvency Clause and the Nuclear Incident Exclusion Clauses are attached hereto and made a part of this agreement.


                                ARTICLE II

WARRANTY.

(a) As respects policies other than Sexual Molestation or Misconduct Liability policies and Part I of Workers' Compensation policies, the REINSURED warrants that policy limits for policies reinsured hereunder shall not exceed $1,000,000 each occurrence or it shall be so deemed.

(b) As respects Sexual Molestation or Misconduct Liability policies, the REINSURED warrants that the policy limits shall not exceed $100,000 each claim, $300,000 in the aggregate, or it shall be so deemed.

(c) As respects Professional Liability policies for optometrists and opticians, the REINSURED warrants that policy limits for policies reinsured hereunder shall not exceed $2,000,000 each claim.

                                ARTICLE III

EXCLUSIONS.  Reinsurance does not apply to loss:

(a) under the automobile, including garage liability line of business arising out of the ownership, maintenance, or use of any public passenger carrying bus, but this exclusion does not apply to school busses, church busses, or employers' busses for the conveyance of employees;

(b) under the general liability and Workers' Compensation and Employers' Liability lines of business arising out of any of the following operations carried on by the insured as a principal operation:

     1. distribution of electricity except by rural electrification projects;

     2.   blasting, or the shoring or moving of buildings or structures;

     3.   operation or navigation of vessels or barges;

     4. repair, cleaning, or demolition of vessels or barges used as petroleum tankers;

     5.   operation of a carrier on rails;

     6. manufacture of artificial gas, or storage or distribution of artificial or natural gas;

     7.   drilling for oil or natural gas, or refining of petroleum;

     8. manufacture or storage of explosives, ammunition, magnesium, fuses, fireworks, celluloid or pyroxylin;

     9. construction or maintenance of tunnels or subways more than 50 feet in length;

     10.  operation of an amusement park or circus;

(c) under the product liability hazard arising out of the manufacture, sale, handling or distribution of explosives, fireworks, gasses under pressure, or volatile petroleum products other than gasoline and kerosene as a principal operation of the insured;

(d) under the Workers' Compensation and Employers' Liability line of business arising out of any of the following operations carried on by the insured as a principal operation:

     1.   aircraft;

     2.   underground mining.
                                ARTICLE IV

EXCLUDED RISKS INADVERTENTLY BOUND. If, without the knowledge of a member of the REINSURED'S underwriting department, the REINSURED becomes bound on a risk specifically excluded in this agreement, such reinsurance as would have been afforded for the risk by this agreement if the risk had not been excluded shall nevertheless apply to such risk with respect to occurrences taking place prior to the 76th day after discovery by a member of such underwriting department of the existence of the hazard which makes the exclusion applicable.

In case, within such 75 day period, the REINSURED shall have forwarded to the CORPORATION complete underwriting information and shall have received from the CORPORATION written notice of its approval of the risk, the reinsurance shall apply with respect to such risk for the policy period reported in the same manner as if such risk were not so excluded, subject, however, to the terms of such notice of approval.


                                 ARTICLE V

DEFINITIONS OF LOSS AND CLAIM EXPENSES. The word "loss" shall mean only such amounts:

(a) within applicable policy limits as are actually paid by the REINSURED in settlement of claims or in satisfaction of awards or judgments (including prejudgment interest included in the judgment);

(b) equal to 90% of the amount paid by the REINSURED in excess of applicable third party liability coverage or uninsured or underinsured motorists coverage policy limits occasioned by liability imposed upon the REINSURED on account of the failure of the REINSURED to settle a claim for an amount within such policy limits;

(c) equal to 90% of the amount paid by the REINSURED for punitive, exemplary or compensatory damages awarded to the insured and arising out of the conduct of the REINSURED in the investigation, trial or settlement of any claim or failure to pay or delay in payment of any benefits under any policy;

(d)  paid by the REINSURED as claim expenses;

provided, however, that in the event of insolvency of the REINSURED, "loss" shall mean the amount of loss which the insolvent insurer has incurred or is liable for, and payment by the CORPORATION shall be made to the liquidator, receiver or other statutory successor of the REINSURED in accordance with the provisions of the insolvency clause of this agreement.

Recoveries from any form of insurance or reinsurance which protect the REINSURED against loss as described in subparagraph (b) and (c) above shall inure to the benefit of this agreement.

Net salvage, subrogation or any other recovery (after expenses) shall be used to reduce the loss and so much of such recovery shall be paid to the CORPORATION as will reduce the loss ultimately borne by the CORPORATION to what it would have been had the recovery preceded any payment of such loss by the CORPORATION.

The term "claim expenses" shall mean all payments under the supplementary payments provisions of the REINSURED'S policy, including court costs, interest upon judgments, and investigation, adjustment, and legal expenses, including expenses incurred with respect to Declaratory Judgment actions to determine the liability of the REINSURED under the REINSURED'S policy, incurred by persons who are not employees of the REINSURED or of any subsidiary or affiliated company(ies) of the REINSURED.

The word "loss" shall not include:

(a)  salaries paid to employees of the REINSURED; or

(b) any statutory penalty imposed upon the REINSURED on account of any unfair trade practice or any unfair claim practice.


                                ARTICLE VI

NET PREMIUM INCOME.  The term "net premium income" shall mean:

(a)  unearned premiums as of the effective date of this agreement; and

(b) written premiums, less unearned premiums returned, entered on the books and records of the REINSURED thereafter and prior to the termination date of this agreement; and

(c)  less unearned premiums as of the termination date of this agreement;

provided, that as respects the Workers' Compensation and Employers' Liability line of business in the State of Minnesota, 15% of the premium written by the REINSURED shall be allocated to this agreement, and as respects policies with indivisible premiums, the following percentages of the premium written by the REINSURED shall be allocated to this agreement:

                 Homeowners    -     10%
                 Farmowners    -     10%
                 Businessowners-     30%


                                ARTICLE VII

REPORTING AND ACCOUNTING. Within 20 days after the close of each calendar month the REINSURED shall furnish to the CORPORATION a report (in a form satisfactory to the CORPORATION) of reinsurance premiums due the CORPORATION for such month. Such report shall show and properly segregate (by state and line) the REINSURED'S premium to which the reinsurance premium rates apply, and such report shall contain such other statistical information as may be required by the CORPORATION. The amount due the CORPORATION shall be remitted to the CORPORATION within 45 days after the close of such month.


                               ARTICLE VIII

CLAIMS. The REINSURED agrees that it will investigate and will settle or defend all claims arising under policies with respect to which reinsurance is afforded by this agreement, and that it will give prompt notice to the CORPORATION of any claim in excess of the REINSURED'S applicable retention and prompt notice of any other event or development which would involve the CORPORATION hereunder, and will forward promptly to the CORPORATION copies of such pleadings and reports of investigation as may be requested by the CORPORATION.

The CORPORATION may, at its own expense, participate with the REINSURED in the investigation, adjustment or defense of claims to which, in the judgment of the CORPORATION, it is or might become exposed.

Should the right of subrogation or reimbursement arise out of a loss, a part of which was sustained by the CORPORATION hereunder, the REINSURED agrees to enforce such right and to prosecute the claim arising therefrom.

The CORPORATION shall reimburse the REINSURED or its legal representative promptly for loss against which indemnity is herein provided, upon receipt in the home office of the CORPORATION of satisfactory evidence of payment of such loss.


                                ARTICLE IX

OFFSET. The REINSURED or the CORPORATION may offset any balance, whether on account of premiums, commissions, loss or claim expenses due from one party to the other under this agreement or under any other reinsurance agreement heretofore or hereafter entered into between the REINSURED and the CORPORATION, whether acting as assuming reinsurer or ceding company.


                                 ARTICLE X

INSPECTION OF RECORDS. The CORPORATION may inspect the records of the REINSURED pertaining to the risks reinsured hereunder.

                                ARTICLE XI

ASSIGNMENT AND CHANGES OF INTEREST. No assignment or change of the REINSURED'S interest hereunder, whether voluntary or involuntary and whether by merger or reinsurance of its entire business with another company or otherwise, shall be binding upon the CORPORATION.

                                ARTICLE XII

TERMINATION.   This agreement shall continue in effect until terminated  by mutual consent, or by either party's giving to the other party not less than 90 days' notice by registered mail, stating the termination date.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in duplicate.

  MERIDIAN MUTUAL INSURANCE
           COMPANY
 MERIDIAN SECURITY INSURANCE        EMPLOYERS REINSURANCE
           COMPANY                       CORPORATION


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:

Date:_________________________  Date:_________________________


   MERIDIAN CITIZENS MUTUAL
      INSURANCE COMPANY
  MERIDIAN CITIZENS SECURITY
      INSURANCE COMPANY           INSURANCE COMPANY OF OHIO


______________________________  ______________________________
Title:                          Title:

______________________________  ______________________________
Title:                          Title:

Date:_________________________  Date:_________________________



                                 EXHIBIT A

                          FIRST LIABILITY EXCESS

                                 Section 1

APPLICATION OF EXHIBIT. This Exhibit applies to the lines of business and coverages thereunder, as set forth in the Reinsurance Schedule, as respects occurrences taking place on or after the effective date and prior to the termination date of this agreement.


                                 Section 2

RETENTION, REINSURANCE AND REINSURANCE PREMIUM. As respects loss sustained by the REINSURED under such lines and coverages thereunder, the REINSURED shall retain as its own net retention loss as indicated in the retention column of the Reinsurance Schedule and the CORPORATION hereby agrees to indemnify the REINSURED against loss in excess of such retention subject to limits as indicated in the reinsurance limit column of the Reinsurance Schedule.

The REINSURED shall pay to the CORPORATION a reinsurance premium determined by the application of the reinsurance premium rate specified in the Reinsurance Schedule.



                                    Section 3
REINSURANCE SCHEDULE - EXHIBIT A

                                                          Retention    Reinsurance      Reinsurance    Premiums
                                                            (1)(2)

                                                             Each      Limit (1)(2)       Premium      To Which
                                                          Occurrence       Each          Rates (8)    Rates Apply
Lines of Business                 Coverages                             Occurrence



Automobile                   Bodily Injury                                                            Net
 including garage             Liability (3)               $400,000     $600,000         2.75%         Premium
 liability but not                                                                                    Income
 including garage            Benefits on account of
 keepers' liability           bodily injury, sickness
                              disease or death
                              prescribed under the
General Liability             automobile accident
 including Farmowners'        reparations act of state
 liability, Businessowners'
 liability, Commercial
 Package Policy,
 Homeowners' liability
 Liquor liability and        Property Damage Liability
 Sexual Molestation
 or Misconduct liability     Liability (Bodily Injury
 (4)(5) but not including     Liability and Property
 aircraft liability, nor      Damage Liability combined
 any policy covering          subject to a single limit)
 professional liability
 nor workers' compensation
 or employers' liability     Medical Payments
 written under a
 separate policy             a. Automobile

                                i.  other than Pacemaker

                                ii. Pacemaker Medical
                                    Expense, Death
                                    Indemnity and
                                    Disability Benefits

                             b. General Liability

                             Personal Injury Liability

                             Protection Against Uninsured
                              Motorists (including
                              Underinsured Motorists)

                             a.   Bodily Injury

                             b.    Property Damage

Professional                 Beauty & Barber Shop
Liability                    Optometrists & Opticians
                             Veterinarians
                             Morticians & Funeral
                              Directors
                             Clergy Counseling
                             Cemetery
                             Employee Benefit
                             Liability
                             Teachers
                             Druggists
                             Hearing Aid Centers
                             Printers' Errors &
                              Omissions

Directors and                Condominium Directors
Officers Liability            and Officers
                             Church Directors and
                              Officers

Workers' Compensation       X   X   X   X   X
 and Employers' Liablity
 policies (6)(7)


Stop Gap Liability          Employers' Liability
 Policies                    for employers maintaining
                             operations in the States
                             of Ohio or North Dakota


(1) With respect to all lines of business other than Professional Liability, the retention and reinsurance limit shall apply to each occurrence regardless of the number of policies, persons, coverages or risks involved in each occurrence.

(2) With respect to the Professional Liability line of business, the retention and reinsurance limit shall apply to each claim.

(3) Bodily Injury Liability shall include Incidental Medical Malpractice Injury, as such term is defined in the REINSURED'S policies.

(4) The coverage afforded by this reinsurance agreement to Sexual Molestation or Misconduct Liability under the General Liability line of business shall apply only to churches in the State of Pennsylvania.

(5) As respects Sexual Molestation or Misconduct Liability under the General Liability line of business, each claim shall be deemed to be an occurrence.

(6) In the event of an occurrence involving loss under the Workers' Compensation line of business in the State of Minnesota and loss under any other line of business reinsured hereunder, the REINSURED'S retention for such common occurrence shall be $400,000 or the applicable retention under the Minnesota Workers' Compensation pool, whichever is less.

(7) Occupational Disease sustained by each employee shall be a separate occurrence and the occurrence shall be deemed to be the date on which the employee was last exposed during employment by the insured to conditions causing such disease; provided that if two or more employees of the same employer sustain occupational disease of one specific kind or class for which the dates of occurrence fall within the same policy year, all such occupational disease shall be deemed to arise out of one occurrence.

(8) As respects non-standard automobile under the Automobile line of business, the REINSURED shall pay, for reinsurance under Exhibits A, B and C combined, an annual reinsurance premium of $25,000 and the reinsurance premium rate stated shall not apply.

                                 Section 4

CONTINGENT COMMISSION. The CORPORATION shall pay to the REINSURED contingent commission equal to 40% of all of the net profit accruing to the CORPORATION under this exhibit.

Computation of contingent commission shall be based upon periods of time (each hereinafter called "accounting period") as hereinafter specified. The first accounting period shall commence on the effective date of this exhibit, and shall end December 31, 1999.
From and after January 1, 2000, a new accounting period shall commence on January 1st of each year and shall end on December 31st next succeeding; provided, that if this exhibit is terminated to coincide with the conclusion of an accounting period, then the final accounting period hereunder shall commence on the second January 1st preceding the termination date of this exhibit and shall end on the last day preceding the termination date of this exhibit. If this exhibit is terminated as of a date other than the final day of an accounting period, the final accounting period hereunder shall commence on the third January 1st preceding the termination date of this exhibit and shall end on the last day preceding the termination date of this exhibit.

The computation of contingent commission for each accounting period shall be deferred for twenty-four months after the expiration of the accounting period involved, with subsequent adjusting computations to be made annually thereafter until all losses incurred as a result of occurrences taking place during such accounting period and each preceding accounting period and for which the CORPORATION is liable shall have been paid in accordance with the following Accounting Schedule.

THERE SHALL BE CREDITED TO PROFITS:

1. The amount of earned premium on reinsurance reported by the REINSURED to the CORPORATION for the accounting period.

2.   All  salvage  received  by  the  CORPORATION  attributable   to
     occurrences to which this exhibit applies taking place during the accounting period.

                              ---TOTAL CREDITS TO PROFITS

THERE SHALL BE CHARGED TO PROFITS:

1. The amount of losses and claim expenses paid by the CORPORATION and outstanding which are attributable to occurrences to which this exhibit applies taking place during the accounting period.

2. A sum for home office expenses equal to 10% of Item 1 of Credits to Profits.

3. The deficit, if any, at the end of the previous accounting period and, as respects the first accounting period hereunder, the deficit under the Contingent Commission Agreement of January 1, 1980 between the parties hereto.

                              ---TOTAL CHARGES TO PROFIT
                              ---NET PROFIT OR DEFICIT

Distribution   of  profits,  if  any,  and  refund   of   contingent
commission, if any, shall be made in accordance with the following:

1. If the first computation, or any subsequent computation, for any accounting period results in a net profit, the CORPORATION shall pay to the REINSURED contingent commission which such computation indicates is due to the REINSURED. Contingent commission payable with respect to any accounting period shall be paid immediately upon verification of the recomputation by both parties.

2. If a prior computation with respect to an accounting period resulted in the payment of any contingent commission which, upon subsequent computation is determined to be in excess of what is actually due, the REINSURED will refund to the CORPORATION that part of the contingent commission previously paid in excess of what is determined to be due.

"Deficit" as used herein shall mean any excess of charges over credits with respect to any accounting period, which excess shall be a charge in the computation for the succeeding accounting period.

"Net Profit" shall mean the excess of credits over charges with respect to any accounting period.


                                 EXHIBIT B

                          SECOND LIABILITY EXCESS

                                 Section 1

APPLICATION OF EXHIBIT. This Exhibit applies to the lines of business and coverages thereunder, as set forth in the Reinsurance Schedule, as respects occurrences taking place on or after the effective date and prior to the termination date of this agreement.


                                 Section 2

UNDERLYING AMOUNT, REINSURANCE AND REINSURANCE PREMIUM. As respects loss sustained by the REINSURED under such lines and coverages thereunder, the CORPORATION hereby agrees to indemnify the REINSURED against loss in excess of the underlying amount indicated in the Reinsurance Schedule, subject to the limit indicated in the reinsurance limit column of the Reinsurance Schedule.

The REINSURED shall pay to the CORPORATION a reinsurance premium determined by the application of the reinsurance premium rate specified in the Reinsurance Schedule.


                                    Section 3

REINSURANCE SCHEDULE - EXHIBIT B
                                                          Underlying    Reinsurance     Reinsurance   Premiums
                                                            Amount         Limit          Premium     To Which
                                                            (1)(2)        (1)(2)          Rates       Rates Apply
Lines of Business            Coverages                       Each          Each            (7)
                                                          Occurrence   Occurrence


Automobile                   Bodily Injury Liability (3)                                              Net
 including garage liability                               $1,000,000   $4,000,000       .28%          Premium
 but not including garage    Benefits on account of                                                   Income
 keepers' liability           bodily injury, sickness,
                              disease or death prescribed
General Liability             under the automobile
 including Farmowners'        accident reparations act of
 liability, Businessowners'   any state
 liability, Commercial
 Package Policy, Homeowners' Property Damage Liability
 liability, Liquor
 liability and Sexual        Liability (Bodily Injury
 Molestation or Misconduct    Liability Liability and
 liablity (4)(5) but not      Property Damage Liability
 including aircraft           Liability combined subject
 liability, nor any policy    to a single limit)
 covering professional
 liability nor workers'      Medical Payments
 compensation or
 employers' liability        a.  Automobile
 liability written under
 a separate policy               i. other than Pacemaker


                                 ii.Pacemaker Medical
                                    Expense, Death
                                    Indemnity and
                                    Disability Benefits

                             b.  General Liability

                             Personal Injury Liability

                             Protection Against Uninsured
                              Motorists (including
                              Underinsured Motorists)

                             a.  Bodily Injury

                             b.  Property Damage

Professional                 Beauty & Barber Shop
Liability                    Optometrists & Opticians
                             Veterinarians
                             Morticians & Funeral
                              Directors
                             Clergy Counseling
                             Cemetery
                             Employee Benefit Liability
                             Teachers
                             Druggists
                             Hearing Aid Centers
                             Printers' Errors & Ommissions

Directors and Officers       Condominium Directors and
 Liability                    Officers
                             Church Directors and
                              Officers

Workers' Compensation        X   X   X   X   X
 and Employers'
 Liability policies (6)

Stop Gap Liability           Employers' Liability and
 Policies                     employers maintaining
                              maintaining operations in
                              States of Ohio or North
                              Dakota


(1) With respect to all lines of business other than Professional Liability, the underlying amount and reinsurance limit shall apply to each occurrence regardless of the number of policies, persons, coverages or risks involved in such occurrence.

(2) With respect to the Professional Liability line of business, the underlying amount and reinsurance limit shall apply to each claim.

(3) Bodily Injury Liability shall include Incidental Medical Malpractice Injury, as such term is defined in the REINSURED'S policies.

(4) The coverage afforded by this reinsurance agreement to Sexual Molestation or Misconduct Liability under the General Liability line of business shall apply only to churches in the State of Pennsylvania.

(5) As respects Sexual Molestation or Misconduct Liability under the General Liability line of business, each claim shall be deemed to be an occurrence.

(6) Occupational Disease sustained by each employee shall be a separate occurrence and the occurrence shall be deemed to be the date on which the employee was last exposed during employment by the insured to conditions causing such disease; provided that if two or more employees of the same employer sustain occupational disease of one specific kind or class for which the dates of occurrence fall within the same policy year, all such occupational disease shall be deemed to arise out of one occurrence.

(7) As respects non-standard automobile under the Automobile line of business, the REINSURED shall pay, for reinsurance under Exhibits A, B and C combined, an annual reinsurance premium of $25,000 and the reinsurance premium rate stated shall not apply.


                                 EXHIBIT C

                          THIRD LIABILITY EXCESS

                                 Section 1

APPLICATION OF EXHIBIT. This Exhibit applies to the lines of business and coverages thereunder, as set forth in the Reinsurance Schedule, as respects occurrences taking place on or after the effective date and prior to the termination date of this agreement.


                                 Section 2

UNDERLYING AMOUNT, REINSURANCE AND REINSURANCE PREMIUM. As respects loss sustained by the REINSURED under such lines and coverages thereunder, the CORPORATION hereby agrees to indemnify the REINSURED against loss in excess of the underlying amount indicated in the Reinsurance Schedule, subject to the limit as indicated in the reinsurance limit column of the Reinsurance Schedule.

The REINSURED shall pay to the CORPORATION a reinsurance premium determined by the application of the reinsurance premium rate specified in the Reinsurance Schedule.

                                    Section 3

REINSURANCE SCHEDULE - EXHIBIT B
                                                          Underlying    Reinsurance     Reinsurance   Premiums
                                                            Amount         Limit          Premium     To Which
                                                            (1)(2)        (1)(2)          Rates       Rates Apply
Lines of Business            Coverages                       Each          Each            (7)
                                                          Occurrence   Occurrence


Automobile                   Bodily Injury Liability (3)                                              Net
 including garage liability                               $5,000,000   $5,000,000       .16%          Premium
 but not including garage    Benefits on account of                                                   Income
 keepers' liability           bodily injury, sickness,
                              disease or death prescribed
General Liability             under the automobile
 including Farmowners'        accident reparations act of
 liability, Businessowners'   any state
 liability, Commercial
 Package Policy, Homeowners' Property Damage Liability
 liability, Liquor
 liability and Sexual        Liability (Bodily Injury
 Molestation or Misconduct    Liability Liability and
 liablity (4)(5) but not      Property Damage Liability
 including aircraft           Liability combined subject
 liability, nor any policy    to a single limit)
 covering professional
 liability nor workers'      Medical Payments
 compensation or
 employers' liability        a.  Automobile
 liability written under
 a separate policy               i. other than Pacemaker


                                 ii.Pacemaker Medical
                                    Expense, Death
                                    Indemnity and
                                    Disability Benefits

                             b.  General Liability

                             Personal Injury Liability

                             Protection Against Uninsured
                              Motorists (including
                              Underinsured Motorists)

                             a.  Bodily Injury

                             b.  Property Damage

Professional                 Beauty & Barber Shop
Liability                    Optometrists & Opticians
                             Veterinarians
                             Morticians & Funeral
                              Directors
                             Clergy Counseling
                             Cemetery
                             Employee Benefit Liability
                             Teachers
                             Druggists
                             Hearing Aid Centers
                             Printers' Errors & Ommissions

Directors and Officers       Condominium Directors and
 Liability                    Officers
                             Church Directors and
                              Officers

Workers' Compensation        X   X   X   X   X
 and Employers'
 Liability policies (6)

Stop Gap Liability           Employers' Liability and
 Policies                     employers maintaining
                              maintaining operations in
                              States of Ohio or North
                              Dakota


(1) With respect to all lines of business other than Professional Liability, the underlying amount and reinsurance limit shall apply to each occurrence regardless of the number of policies, persons, coverages or risks involved in such occurrence.

(2) With respect to the Professional Liability line of business, the underlying amount and reinsurance limit shall apply to each claim.

(3) Bodily Injury Liability shall include Incidental Medical Malpractice Injury, as such term is defined in the REINSURED'S policies.

(4) The coverage afforded by this reinsurance agreement to Sexual Molestation or Misconduct Liability under the General Liability line of business shall apply only to churches in the State of Pennsylvania.

(5) As respects Sexual Molestation or Misconduct Liability under the General Liability line of business, each claim shall be deemed to be an occurrence.

(6) Occupational Disease sustained by each employee shall be a separate occurrence and the occurrence shall be deemed to be the date on which the employee was last exposed during employment by the insured to conditions causing such disease; provided that if two or more employees of the same employer sustain occupational disease of one specific kind or class for which the dates of occurrence fall within the same policy year, all such occupational disease shall be deemed to arise out of one occurrence.

(7) As respects non-standard automobile under the Automobile line of business, the REINSURED shall pay, for reinsurance under Exhibits A, B and C combined, an annual reinsurance premium of $25,000 and the reinsurance premium rate stated shall not apply.




Exhibit 10.53

                  AMENDMENT NO.  1

The Basket Reinsurance Agreement of January 1, 1997, between EMPLOYERS REINSURANCE CORPORATION of Overland Park, Kansas and MERIDIAN MUTUAL INSURANCE COMPANY, VERNON FIRE AND CASUALTY INSURANCE COMPANY and MERIDIAN SECURITY INSURANCE COMPANY, all of Indianapolis, Indiana, and CITIZENS SECURITY MUTUAL INSURANCE COMPANY and CITIZENS FUND INSURANCE COMPANY, both of Red Wing, Minnesota, and INSURANCE COMPANY OF OHIO of Mansfield, Ohio, is hereby amended as follows:

I.   Effective January 1, 1997, VERNON FIRE AND CASUALTY
INSURANCE COMPANY is deleted as a named REINSURED hereunder.

II. In recognition of their corporate name changes, effective June 19, 1998:

       A. CITIZENS SECURITY MUTUAL INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY.

       B. CITIZENS FUND INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN CITIZENS FUND
            INSURANCE COMPANY.

III. In recognition of its corporate name change, effective
July 22, 1998, MERIDIAN CITIZENS FUND INSURANCE COMPANY shall, from and after said date, be known as MERIDIAN
CITIZENS SECURITY INSURANCE COMPANY.

     Therefore, it is understood and agreed that effective
July 22, 1998, the REINSURED hereunder shall be comprised of:

MERIDIAN MUTUAL INSURANCE COMPANY and MERIDIAN SECURITY
INSURANCE COMPANY both of Indianapolis, Indiana, MERIDIAN
CITIZENS MUTUAL INSURANCE COMPANY and MERIDIAN CITIZENS
SECURITY INSURANCE COMPANY both of Red Wing, Minnesota and
INSURANCE COMPANY OF OHIO of Mansfield, Ohio.

As respects occurrences taking place on or after January 1, 1999:

       A. The reference in Article I to the "Multiple Layer Reinsurance Agreement of January 1, 1991" and the "Multiple Layer Agreement" are hereby deleted and reference to the "Liability Excess Reinsurance Agreement of January 1, 1999" and the "Liability Excess Agreement", respectively, are hereby substituted therefor.

       B. The reference in Article II to "a $250,000 net retention" is hereby deleted and "a $400,000 net retention" is substituted therefor.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

MERIDIAN MUTUAL INSURANCE COMPANY
MERIDIAN SECURITY INSURANCE COMPANY


____________________________________
Title:

____________________________________
Title:

Date:________________________________




EMPLOYERS REINSURANCE CORPORATION


____________________________________
Title:

____________________________________
Title:

Date:________________________________



MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY
MERIDIAN CITIZENS SECURITY INSURANCE COMPANY


____________________________________
Title:

____________________________________
Title:

Date:________________________________




INSURANCE COMPANY OF OHIO


____________________________________
Title:

____________________________________
Title:

Date:________________________________



VERNON FIRE AND CASUALTY
INSURANCE COMPANY


____________________________________
Title:

____________________________________
Title:

Date:________________________________




Exhibit 10.54

                     Endorsement No. 5
                           to the
    Property Excess of Loss Reinsurance Binding Agreement

                           between

                     Meridian Insurance
                   CITIZENS SECURITY GROUP
                  of Indianapolis, Indiana
       (both hereinafter referred to as the "COMPANY")

                             and

                 NAC Reinsurance Corporation
                        New York, NY
        (hereinafter referred to as the "REINSURER")

IT IS MUTUALLY AGREED that effective 12:01 a.m. Central
Standard Time, April 1, 1999, the following changes are made a part of this Agreement:

1.     The Parties to this Agreement are amended to read:

                     Meridian Insurance
         Meridian Citizen's Mutual Insurance Company
        Meridian Citizen's Security Insurance Company
                    Indianapolis, Indiana
   (hereinafter collectively referred to as the "COMPANY")

                             and

                 NAC Reinsurance Corporation
                        New York, NY
        (hereinafter referred to as the "REINSURER")

2. Article 5 - Territory is deleted in its entirety and replaced by the following:

                          ARTICLE 5

TERRITORY

This agreement shall apply to policies covering risks located in Illinois, Indiana, Kentucky, Michigan, Ohio,
Wisconsin, Tennessee, Iowa, Pennsylvania, South Dakota,
North Dakota, Missouri, Minnesota, Virginia, Georgia and Maryland in accordance with the Company's regulatory filing. The Company shall notify the Reinsurer in advance of any regulatory filing to insure risks in additional states, and subject to the Reinsurer's approval, the territory clause of this Agreement will be amended.

All other terms and conditions remain unchanged.

The parties have caused this Endorsement No. 5 to the Property Excess of Loss Reinsurance Binding Agreement to be executed in duplicate in Indianapolis, Indiana, this 15th day of April, 1999.


Meridian Insurance
Meridian Citizen's Mutual Insurance Company
Meridian Citizen's Security Insurance Company



By:_______________________________


and in Greenwich, Connecticut, Illinois, this _____ day of _____________, 1999.


NAC Reinsurance Corporation



By:_______________________________
        Deborah Bousson Skoby
         Assistant Vice President


Exhibit 10.55


Underlying Aggregate Excess Catastrophe
Reinsurance Contract
Effective:  January 1, 2000

issued to

Meridian Mutual Insurance Group
Indianapolis, Indiana

Table of Contents


Article                                                      Page

          Preamble                                             1
     I    Classes of Business Reinsured                        1
    II    Term                                                 1
   III    Territory                                            2
    IV    Exclusions                                           2
     V    Retention and Limit                                  5
    VI    Definitions                                          6
   VII    Loss Occurrence (NMA 2244/BRMA 27A)                  6
  VIII    Loss Notices and Settlements                         7
    IX    Salvage and Subrogation                              8
     X    Premium                                              8
    XI    Late Payments                                        9
   XII    Offset (BRMA 36C)                                   10
  XIII    Access to Records (BRMA 1D)                         11
   XIV    Net Retained Lines (BRMA 32B)                       11
    XV    Errors and Omissions (BRMA 14F)                     11
   XVI    Currency (BRMA 12A)                                 11
  XVII    Taxes (BRMA 50C)                                    11
 XVIII    Federal Excise Tax (BRMA 17A)                       12
   XIX    Unauthorized Reinsurers                             12
    XX    Insolvency                                          14
   XXI    Arbitration                                         14
  XXII    Service of Suit (BRMA 49C)                          15
 XXIII    Agency Agreement                                    16
  XXIV    Intermediary (BRMA 23A)                             16
Underlying Aggregate Excess Catastrophe
Reinsurance Contract
Effective:  January 1, 2000

issued to

Meridian Mutual Insurance Group
Indianapolis, Indiana
(hereinafter referred to collectively as the "Company")

by

The Subscribing Reinsurer(s) Executing the
Interests and Liabilities Agreement(s)
Attached Hereto
(hereinafter referred to as the "Reinsurer")



Preamble

The "Meridian Mutual Insurance Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Meridian Citizens Security Insurance Company, Red Wing, Minnesota, Meridian Citizens Mutual Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Insurance Group as a group and not separately to each.


Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations hereinafter set forth.


Article II - Term

A. This Contract shall become effective on January 1, 2000, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 2000, both days inclusive.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

C. In the event this Contract is under termination notice and renewal negotiations for this Contract are not completed by January 1, 2001, the expiration date of this Contract may, at the Company's option, be extended to March 31, 2001.


Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia and Canada; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


Article IV - Exclusions

This Contract shall not apply to:

      1.   Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2. Nuclear incident per the following clauses attached hereto:

          a.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - U.S.A." (NMA 1119);

          b.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - Canada" (NMA 1980).

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.   Credit, financial guarantee and insolvency business.

      6.   War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.   Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Boatowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c. Commercial negative film insurance and cast insurance;

          d.   Drilling rigs, except water well drilling rigs;

          e.   Furriers' customers policies;

          f.   Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h. Jewelers' block policies and furriers' block policies;

          i.   Mining equipment while underground;

          j.   Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.   Insurance against collision;

          b.   Insurance against theft or larceny;

          c.   Manufacturers' stocks at factories or warehouses.

      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25.0% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

           It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.

      18.  Extra Contractual Obligations and Loss in Excess of
      Policy Limits.

           "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

          a. "Loss in excess of policy limits" shall mean any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action.

          b. "Extra contractual obligations" shall mean any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract.


Article V - Retention and Limit

A. No claim shall be made hereunder until the Company's subject ultimate net loss arising out of loss occurrences commencing during the term of this Contract exceeds 3.75% of net earned premium for the term of this Contract, subject to a minimum retention of $10,600,000. The Reinsurer shall then be liable for 95.0% of the amount by which the Company's subject ultimate net loss for the term of this Contract exceeds the Company's retention, but the liability of the Reinsurer shall not exceed 95.0% of $10,000,000 during the term of this Contract.

B. "Subject ultimate net loss" as used herein shall mean the Company's ultimate net loss in excess of $1,000,000 arising out of any one loss occurrence, not to exceed $3,000,000 in any one loss occurrence. No loss occurrence shall be included in subject ultimate net loss unless said loss occurrence involves at least two risks. The Company shall be the sole judge of what constitutes "one risk."

C. The Company shall maintain in force excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.


Article VI - Definitions

A. "Ultimate net loss" as used herein is defined as the sum or sums (including any loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments, expenses of outside adjusters, legal expenses incurred in connection with coverage questions and legal actions related thereto, a pro rata share of salaries and expenses of the Company's field employees according to the time occupied in adjusting a subject loss and expenses of the Company's officials incurred in connection with the loss, but shall not include office expenses or salaries of the Company's officials. For purposes of this Contract, legal expenses incurred in connection with coverage questions and legal actions related thereto arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence. Legal expenses incurred in connection with coverage questions and legal actions related thereto shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.


Article VII - Loss Occurrence (NMA 2244/BRMA 27A)

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

      1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

      4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage
      (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.


Article VIII - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of the original policies (or within the terms of extra contractual obligations coverage, if any, provided under this Contract) and within the terms of this Contract, shall be binding upon the Reinsurer. The Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company. The Company shall be the sole judge of what is covered by an original policy.

C. If the aggregate subject excess ultimate net paid losses occurring during the term of this Contract exceed the provisional retention, the Reinsurer shall make preliminary payment of the Reinsurer's portion of such subject ultimate net losses. The provisional retention shall be calculated based upon 3.75% of the estimated net earned premium for the term of this Contract, as estimated at the inception hereof. Any such preliminary payment shall be adjusted to actual as soon as the Company's net earned premium is known.


Article IX - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article X - Premium

A. As premium for the reinsurance provided hereunder, the Company shall pay the Reinsurer 1.16% of its net earned premium for the term of this Contract, subject to a minimum premium of $3,300,000 (or $4,125,000 if this Contract is extended to 15 months as provided in paragraph C of Article II).

B. The Company shall pay the Reinsurer a deposit premium of $3,300,000 in four equal installments of $825,000 on January 1, April 1, July 1 and October 1 of 2000. In the event this Contract is extended to 15 months as provided in paragraph C of Article II, the deposit premium shall be increased to $4,125,000 and the Company will pay an additional installment of $825,000 on January 1, 2001.

C. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company shall be remitted promptly.

D. "Net earned premium" as used herein is defined as gross earned premium of the Company for all classes of business issued by the Company, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract.


Article XI - Late Payments

A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B. In the event any premium, loss or other payment due either party is not received by the intermediary named in Article XXIV (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

      1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

      2.   1/365ths of the 12-month United States Treasury Bill
      Rate, as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

      3.   The amount past due, including accrued interest.

   It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C. The establishment of the due date shall, for purposes of this Article, be determined as follows:

      1. As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

      2. Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer or received by the Reinsurer, whichever is soonest. If such loss or claim payment is not received with the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment, in accordance with the provisions of Article VIII, was transmitted to the Reinsurer.

      3. As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of paragraph C above, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

   For purposes of interest calculations only, amounts hereunder shall be deemed paid upon receipt by the Intermediary.

D. Nothing herein shall be construed as limiting or prohibiting a subscribing reinsurer from contesting the validity of any claim, or from participating in the defense or control of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.


Article XII - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XIII - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XIV - Net Retained Lines (BRMA 32B)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XV - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVI - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States
   Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XVII - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XVIII - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise
Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XIX - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded United States outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.   Escrow accounts for the benefit of the Company;
      and/or

      3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. If the Reinsurer is unauthorized in any province or jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company's ceded Canadian outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or

      2. Cash advances for the remaining balance of the funding required;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences), if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

Article XX - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXI - Arbitration

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, the two Arbiters shall request the American Arbitration Association to appoint the Umpire. If the American Arbitration Association fails to appoint the Umpire within 30 days after it has been requested to do so, either party may request a justice of a Court of general jurisdiction of the state in which the arbitration is to be held to appoint the Umpire.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXII - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United
States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXIII - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXIV - Intermediary (BRMA 23A)

E. W. Blanch Co., Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Inc., 3600 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this ________ day of __________________ in the year
________.

                __________________________________________________
                Meridian Mutual Insurance Group
U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

   1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

   2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        I. Nuclear reactor power plants including all auxiliary property on the site, or
        II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or
        III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or
        IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

   3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

           (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or
           (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

   4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

   5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

   6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

   7.   Reassured to be sole judge of what constitutes:

     (a)  substantial quantities, and
     (b)  the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

               (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.
               (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
N.M.A. 1119
BRMA 35B
NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE
CANADA


1. This Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

            (a) nuclear reactor power plants including all auxiliary property on the site, or

            (b) any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

            (c) installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

            (d) installations other than those listed in (c) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate:

            (a) where the Reinsured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

            (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1, 2 and 3 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reinsured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1985(c), A-16 or by any law amendatory thereof.

7. Reinsured to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, caused:

            (1) by any nuclear incident, as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensuing loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas;

            (2)   by contamination by radioactive material.

NOTE: Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, paragraph 8 of this clause shall only apply to all original contracts of the Reinsured, whether new, renewal or replacement, which become effective on or after December 31, 1992.

N.M.A. 1980 (2/19/93)
POOLS, ASSOCIATIONS & SYNDICATES EXCLUSION CLAUSE

Section A:
Excluding:

      (a) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

      (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

Section B:
     It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

     Industrial Risk Insurers,
     Associated Factory Mutuals,
     Improved Risk Mutuals,
     Any Pool, Association or Syndicate formed for the purpose of writing Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs,
     United States Aircraft Insurance Group,
     Canadian Aircraft Insurance Group,
     Associated Aviation Underwriters,
     American Aviation Underwriters.

Section B does not apply:

      (a) Where The Total Insured Value over all interests of the risk in question is less than $250,000,000.

      (b)  To interests traditionally underwritten as Inland
      Marine or stock and/or contents written on a blanket basis.

      (c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(a).

      (d)  To risks as follows:

           Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than railroad schedules) and builder's risks on the classes of risks specified in this subsection (d) only.
           Where this clause attaches to Catastrophe Excesses, the following Section C is added:

Section C:
     Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:

      (1)  The following so-called "Coastal Pools":

           Alabama Insurance Underwriting Association
           Florida Windstorm Underwriting Association ("FWUA") Louisiana Insurance Underwriting Association Mississippi Windstorm Underwriting Association North Carolina Insurance Underwriting Association South Carolina Windstorm and Hail Underwriting
             Association
           Texas Catastrophe Property Insurance Association

AND

      (2)  All "Fair Plan" and "Rural Risk Plan" business

AND

      (3)  The Florida Property and Casualty Joint Underwriting
      Association ("FPCJUA"), the Florida Residential Property and Casualty Joint Underwriting Association ("RPCJUA") and the California Earthquake Authority (CEA)

for all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

      (i) The inability of any other participant in such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms to meet its liability.

      (ii) Any claim against such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).

Section D:
      (1) Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate loss occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

      (2) Notwithstanding Section C above, in respect of the FWUA, FPCJUA and RPCJUA, where an assessment is made against the Company by the FWUA, the FPCJUA, the RPCJUA, or any combination thereof, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any loss occurrence hereunder shall not exceed the lesser of:

          (a)  The Company's assessment from the relevant entity
          (FWUA, FPCJUA and/or RPCJUA) for the accounting year in which the loss occurrence commenced, or

          (b)  The product of the following:

                  (i) The Company's percentage participation in the relevant entity for the accounting year in which the loss occurrence commenced; and

                  (ii) The relevant entity's total losses in such
             loss occurrence.

      Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section C above, in respect of the FWUA, the FPCJUA and/or the RPCJUA, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of the FWUA, the FPCJUA and/or the RPCJUA. For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by the FWUA, the FPCJUA and/or the RPCJUA to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by the FWUA, the FPCJUA and/or the RPCJUA of the collection of monies.


_________________________________________________________________


NOTES:            Wherever used herein the terms:

                  "Company" shall be understood to mean
                  "Company", "Reinsured", "Reassured" or
                  whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

                  "Agreement"    shall be understood to mean
                  "Agreement", "Contract", "Policy", or whatever other term is used to designate the attached reinsurance document.

                  "Reinsurers"   shall be understood to mean
                  "Reinsurers", "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

Exhibit 10.56


Excess Catastrophe
Reinsurance Contract
Effective:  January 1, 2000

issued to

Meridian Mutual Insurance Group
Indianapolis, Indiana
Table of Contents


Article                                                      Page

          Preamble                                             1
     I    Classes of Business Reinsured                        1
    II    Term                                                 1
   III    Territory                                            2
    IV    Exclusions                                           2
     V    Retention and Limit                                  4
    VI    Reinstatement                                        5
   VII    Definitions                                          6
  VIII    Other Reinsurance                                    7
    IX    Loss Occurrence (NMA 2244/BRMA 27A)                  7
     X    Loss Notices and Settlements                         9
    XI    Salvage and Subrogation                              9
   XII    Premium                                              9
  XIII    Late Payments                                       10
   XIV    Offset (BRMA 36C)                                   12
    XV    Access to Records (BRMA 1D)                         12
   XVI    Net Retained Lines (BRMA 32E)                       12
  XVII    Errors and Omissions (BRMA 14F)                     12
 XVIII    Currency (BRMA 12A)                                 13
   XIX    Taxes (BRMA 50C)                                    13
    XX    Federal Excise Tax (BRMA 17A)                       13
   XXI    Unauthorized Reinsurers                             13
  XXII    Insolvency                                          15
 XXIII    Arbitration                                         16
  XXIV    Service of Suit (BRMA 49C)                          17
   XXV    Agency Agreement                                    17
  XXVI    Intermediary (BRMA 23A)                             17
          Schedule A
Excess Catastrophe
Reinsurance Contract
Effective:  January 1, 2000

issued to

Meridian Mutual Insurance Group
Indianapolis, Indiana
(hereinafter referred to collectively as the "Company")

by

The Subscribing Reinsurer(s) Executing the
Interests and Liabilities Agreement(s)
Attached Hereto
(hereinafter referred to as the "Reinsurer")



Preamble

The "Meridian Mutual Insurance Group" for purposes of this Contract shall consist of Meridian Mutual Insurance Company, Indianapolis, Indiana, Meridian Security Insurance Company, Indianapolis, Indiana, Meridian Citizens Security Insurance Company, Red Wing, Minnesota, Meridian Citizens Mutual Insurance Company, Red Wing, Minnesota, and Insurance Company of Ohio, Mansfield, Ohio. The application of this Contract shall be to the parties comprising the Meridian Mutual Insurance Group as a group and not separately to each.


Article I - Classes of Business Reinsured

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance or reinsurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Fire and Allied Lines, Homeowners (property perils only), Mobile Homeowners (property perils only), Farmowners (property perils only), Commercial Multiple Peril (property perils only), Businessowners (property perils only), Earthquake, Inland Marine and Automobile Physical Damage (comprehensive coverage only) business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.


Article II - Term

A. This Contract shall become effective on January 1, 2000, with respect to losses arising out of loss occurrences commencing on or after that date, and shall remain in force until December 31, 2000, both days inclusive.

B. If this Contract expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

C. In the event this Contract is under termination notice and renewal negotiations for this Contract are not completed by January 1, 2001, the expiration date of this Contract may, at the Company's option, be extended to March 31, 2001.


Article III - Territory

The liability of the Reinsurer shall be limited to losses under policies covering property located within the territorial limits of the United States of America, its territories or possessions, Puerto Rico, the District of Columbia and Canada; but this limitation shall not apply to moveable property if the Company's policies provide coverage when said moveable property is outside the aforesaid territorial limits.


Article IV - Exclusions

This Contract shall not apply to:

      1.   Reinsurance accepted by the Company other than:

          a. Facultative reinsurance on a share basis of risks accepted individually and not forming part of any agreement; or

          b. Local agency reinsurance on a share basis accepted in the normal course of business.

      2. Nuclear incident per the following clauses attached hereto:

          a.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - U.S.A." (NMA 1119);

          b.   "Nuclear Incident Exclusion Clause - Physical
          Damage Reinsurance - Canada" (NMA 1980).

      3. Pool, association, or syndicate business as excluded by the provisions of the "Pools, Associations and Syndicates Exclusion Clause" attached to and forming part of this Contract.

      4. Any liability of the Company arising from its participation or membership in any insolvency fund.

      5.   Credit, financial guarantee and insolvency business.

      6.   War risks as excluded in any standard policy.

      7. Policies written to apply in excess of underlying insurance or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with earthquake or windstorm.

      8.   Insurance on growing crops.

      9. Insurance against flood, surface water, waves, tidal water or tidal wave, overflow of streams or other bodies of water or spray from any of the foregoing, all whether driven by wind or not, when written as such; however, this exclusion shall not apply as respects the foregoing perils included in Commercial Multiple Peril, Homeowners Multiple Peril, Farmowners Multiple Peril, Inland Marine, Businessowners, Mobile Homeowners, and Automobile Physical Damage policies, and in endorsements to Fire and Extended Coverage policies.

      10. Mortgage impairment insurance and similar kinds of insurance, howsoever styled, providing coverage to an insured with respect to its mortgagee interest in property or its owner interest in foreclosed property.

      11. Difference in conditions insurance and similar kinds of insurance, howsoever styled.

      12. Risks which have a total insurable value of more than $250,000,000.

      13. Any collection of fine arts with an insurable value of $5,000,000 or more.

      14.  Inland Marine business with respect to the following:

          a.   All bridges and tunnels;

          b. Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

          c. Commercial negative film insurance and cast insurance;

          d.   Drilling rigs, except water well drilling rigs;

          e.   Furriers' customers policies;

          f.   Garment contractors policies;

          g. Insurance on livestock under so-called "mortality policies," when written as such;

          h. Jewelers' block policies and furriers' block policies;

          i.   Mining equipment while underground;

          j.   Radio and television broadcasting towers;

          k. Registered mail insurance when the limit of any one addressee on any one day is more than $50,000;

          l. Watercraft other than watercraft insured under personal property floaters, yacht and/or outboard policies, homeowners, farmowners, or recreational vehicle policies.

      15. Automobile physical damage business with respect to the following:

          a.   Insurance against collision;

          b.   Insurance against theft or larceny;

          c.   Manufacturers' stocks at factories or warehouses.

      16. This Contract excludes loss and/or damage and/or costs and/or expenses arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25% of the Company's property loss under the applicable original policy.

      17. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 150 meters (or 500 feet) of the insured premises.

   It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion provided that these are not part of a transmitters' or distributors' policy.


Article V - Retention and Limit

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for 95.0% of the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed 95.0% of the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain, net and unreinsured elsewhere, in addition to its initial retention for each loss occurrence, 5.0% of the excess ultimate net loss to which the excess layer applies.

C. No claim shall be made under any excess layer of reinsurance coverage provided by this Contract in any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes of this Article, the Company shall be the sole judge of what constitutes one risk.


Article VI - Reinstatement

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon. For each amount so reinstated the Company agrees to pay additional premium equal to the product of the following:

      1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

      2. The earned reinsurance premium for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

B. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the earned reinsurance premium for any excess layer for the term of this Contract has not been finally determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the earned reinsurance premium for that excess layer for the term of this Contract has been finally determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

C. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

      1.   95.0% of the amount, shown as "Reinsurer's Per
      Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

      2.   95.0% of the amount, shown as "Reinsurer's Annual
      Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.


Article VII - Definitions

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and any loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

      1. "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, as a result of an action against it by its insured or its insured's assignee to recover damages the insured is legally obligated to pay because of the Company's alleged or actual negligence or bad faith in rejecting a settlement within policy limits, or in discharging its duty to defend or prepare the defense in the trial of an action against its insured, or in discharging its duty to prepare or prosecute an appeal consequent upon such an action. A loss in excess of policy limits shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. However, for purposes of this Contract, a loss in excess of policy limits arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence.

      2. "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages, other than loss in excess of policy limits, paid or payable by the Company as a result of an action against it by its insured or its insured's assignee, which action alleges negligence or bad faith on the part of the Company in handling a claim under a policy subject to this Contract. An extra contractual obligation shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy. However, for purposes of this Contract, extra contractual obligations arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence.

   Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, interest on judgments, expenses of outside adjusters, legal expenses incurred in connection with coverage questions and legal actions related thereto, a pro rata share of salaries and expenses of the Company's field employees according to the time occupied in adjusting a subject loss and expenses of the Company's officials incurred in connection with the loss, but shall not include office expenses or salaries of the Company's officials. For purposes of this Contract, legal expenses incurred in connection with coverage questions and legal actions related thereto arising out of any one loss occurrence shall not exceed 25.0% of the contractual loss under all policies involved in the loss occurrence. Legal expenses incurred in connection with coverage questions and legal actions related thereto shall be deemed to have occurred on the same date as the loss covered or alleged to be covered under the policy.


Article VIII - Other Reinsurance

A. The Company shall maintain in force excess per risk reinsurance, recoveries under which shall inure to the benefit of this Contract.

B. The Company shall be permitted to carry underlying aggregate excess catastrophe reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Contract.

C. The Company shall be permitted to purchase other reinsurance, recoveries under which may inure to the benefit of this Contract.


Article IX - Loss Occurrence (NMA 2244/BRMA 27A)

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

      1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

      2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

      3. As regards earthquake (the epicentre of which need not necessarily be within the territorial confines referred to in paragraph A of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

      4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage
      (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

B. Except for those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

C. However, as respects those "loss occurrences" referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided that no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.


Article X - Loss Notices and Settlements

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of the original policies (or within the terms of extra contractual obligations coverage, if any, provided under this Contract) and within the terms of this Contract, shall be binding upon the Reinsurer. The Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid) by the Company. The Company shall be the sole judge of what is covered by an original policy.


Article XI - Salvage and Subrogation

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.


Article XII - Premium

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

      1. The amount, shown as "Annual Minimum Premium" for that excess layer in Schedule A attached hereto, unless the term of this Contract is extended to 15 months in accordance with paragraph C of Article II, in which event the "15-Month Minimum Premium" for that excess layer shall apply; or

      2. The percentage, shown as "Premium Rate" for that excess layer in Schedule A attached hereto, of the Company's net earned premium for the term of this Contract.

B. The Company shall pay the Reinsurer an annual deposit premium for each excess layer of an amount, shown as "Annual Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of an amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on January 1, April 1, July 1 and October 1 of 2000.

C. Notwithstanding the provisions of paragraph B above, if the term of this Contract is extended to 15 months in accordance with paragraph C of Article II, the Company shall pay the Reinsurer a 15-month deposit premium for each excess layer of the amount, shown as "15-Month Deposit Premium" for that excess layer in Schedule A attached hereto, in five equal installments of the amount, shown as "Quarterly Deposit Premium" for that excess layer in Schedule A attached hereto, on January 1, April 1, July 1 and October 1 of 2000 and January 1, 2001.

D. Within 60 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

E. "Net earned premium" as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90% of the total basic policy premium as respects Homeowners, Mobile Homeowners and Farmowners business, 70% of the total basic policy premium as respects Businessowners and Commercial Multiple Peril business and 100% of the Comprehensive portion of the premium for Automobile Physical Damage business shall be considered subject premium.


Article XIII - Late Payments

A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B. In the event any premium, loss or other payment due either party is not received by the intermediary named in Article XXVI (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

      1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

      2.   1/365ths of the 12-month United States Treasury Bill
      Rate, as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

      3.   The amount past due, including accrued interest.

   It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C. The establishment of the due date shall, for purposes of this Article, be determined as follows:

      1. As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

      2. Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer or received by the Reinsurer, whichever is soonest. If such loss or claim payment is not received within the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment, in accordance with the provisions of Article X, was transmitted to the Reinsurer.

      3. As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 of paragraph C above, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

   For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D. Nothing herein shall be construed as limiting or prohibiting a subscribing reinsurer from contesting the validity of any claim, or from participating in the defense or control of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.


Article XIV - Offset (BRMA 36C)

The Company and the Reinsurer shall have the right to offset any balance or amounts due from one party to the other under the terms of this Contract. The party asserting the right of offset may exercise such right any time whether the balances due are on account of premiums or losses or otherwise.


Article XV - Access to Records (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.


Article XVI - Net Retained Lines (BRMA 32E)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account (prior to deduction of any underlying reinsurance specifically permitted in this Contract), and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.


Article XVII - Errors and Omissions (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.


Article XVIII - Currency (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States
   Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.


Article XIX - Taxes (BRMA 50C)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America, the District of Columbia or Canada.


Article XX - Federal Excise Tax (BRMA 17A)

(Applicable to those reinsurers, excepting Underwriters at Lloyd's London and other reinsurers exempt from Federal Excise
Tax, who are domiciled outside the United States of America.)

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon (as imposed under Section 4371 of the Internal Revenue Code) to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.


Article XXI - Unauthorized Reinsurers

A. If the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia, the Reinsurer agrees to fund its share of the Company's ceded United States outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

      2.   Escrow accounts for the benefit of the Company;
      and/or

      3.   Cash advances;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved. The Reinsurer, at its sole option, may fund in other than cash if its method and form of funding are acceptable to the insurance regulatory authorities involved.

B. If the Reinsurer is unauthorized in any province or jurisdiction of Canada, the Reinsurer agrees to fund 115% of its share of the Company's ceded Canadian outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) by:

      1. A clean, irrevocable and unconditional letter of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a Canadian bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities, for no more than 15/115ths of the total funding required; and/or

      2. Cash advances for the remaining balance of the funding required;

   if, without such funding, a penalty would accrue to the Company on any financial statement it is required to file with the insurance regulatory authorities involved.

C. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

      1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

      2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

      3. To fund a cash account in an amount equal to the Reinsurer's share of any ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

      4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves (including all case reserves plus any reasonable amount estimated to be unreported from known loss occurrences), if so requested by the Reinsurer.

   In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for C(1) or C(3), or in the case of C(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.


Article XXII - Insolvency

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor immediately upon demand, with reasonable provision for verification, on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.


Article XXIII - Arbitration

A. As a condition precedent to any right of action hereunder, in the event of any dispute or difference of opinion hereafter arising with respect to this Contract, it is hereby mutually agreed that such dispute or difference of opinion shall be submitted to arbitration. One Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's London Underwriters. In the event that either party should fail to choose an Arbiter within 30 days following a written request by the other party to do so, the requesting party may choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their appointment, the two Arbiters shall request the American Arbitration Association to appoint the Umpire. If the American Arbitration Association fails to appoint the Umpire within 30 days after it has been requested to do so, either party may request a justice of a Court of general jurisdiction of the state in which the arbitration is to be held to appoint the Umpire.

B. Each party shall present its case to the Arbiters within 30 days following the date of appointment of the Umpire. The Arbiters shall consider this Contract as an honorable engagement rather than merely as a legal obligation and they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the Umpire and the decision of the majority shall be final and binding upon both parties. Judgment upon the final decision of the Arbiters may be entered in any court of competent jurisdiction.

C. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article and communications shall be made by the Company to each of the reinsurers constituting one party, provided, however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the reinsurers participating under the terms of this Contract from several to joint.

D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with the other the expense of the Umpire and of the arbitration. In the event that the two Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the Umpire and the arbitration shall be equally divided between the two parties.

E. Any arbitration proceedings shall take place at a location mutually agreed upon by the parties to this Contract, but notwithstanding the location of the arbitration, all proceedings pursuant hereto shall be governed by the law of the state in which the Company has its principal office.


Article XXIV - Service of Suit (BRMA 49C)

(Applicable if the Reinsurer is not domiciled in the United
States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.


Article XXV - Agency Agreement

Meridian Mutual Insurance Company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.


Article XXVI - Intermediary (BRMA 23A)

E. W. Blanch Co., Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Inc., 3600 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.


In Witness Whereof, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Indianapolis, Indiana,this ________ day of _________________ in the year
________.

                __________________________________________________
                Meridian Mutual Insurance Group
Schedule A

Excess Catastrophe
Reinsurance Contract
Effective:  January 1, 2000

issued to

Meridian Mutual Insurance Group
Indianapolis, Indiana



                        Second       Third       Fourth       Fifth
                        Excess       Excess      Excess       Excess

Company's Retention   $6,000,000  $10,000,000  $18,000,000  $30,000,000

Reinsurer's Per
Occurrence Limit
(95.0% of)            $4 ,000,000  $8,000,000  $12,000,000  $35,000,000

Reinsurer's Annual
Limit (95.0% of)      $8,000,000  $16,000,000  $24,000,000  $70,000,000

Annual Minimum
Premium               $1,003,200     $410,400     $313,600     $558,400

15-Month Minimum
Premium               $1,254,000     $513,000     $392,000     $698,000

Premium Rate              1.2712%       .5200%       .3976%       .7078%

Annual Deposit
Premium               $1,254,000     $513,000     $392,000     $698,000

Quarterly Deposit
Premium                 $313,500     $128,250      $98,000     $174,500

15-Month Deposit
Premium               $1,567,500     $641,250     $490,000     $872,500


The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities
Agreement attached hereto.
U.S.A.

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE

   1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

   2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

        I. Nuclear reactor power plants including all auxiliary property on the site, or
        II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or
        III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or
        IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

   3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

           (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or
           (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

   4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

   5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

   6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

   7.   Reassured to be sole judge of what constitutes:

     (a)  substantial quantities, and
     (b)  the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

               (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.
               (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

12/12/57
N.M.A. 1119
BRMA 35B
NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE
CANADA


1. This Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph 1 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

            (a) nuclear reactor power plants including all auxiliary property on the site, or

            (b) any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and critical facilities as such, or

            (c) installations for fabricating complete fuel elements or for processing substantial quantities of prescribed substances, and for reprocessing, salvaging, chemically separating, storing or disposing of spent nuclear fuel or waste materials, or

            (d) installations other than those listed in (c) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operation of paragraphs 1 and 2 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith, except that this paragraph 3 shall not operate:

            (a) where the Reinsured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

            (b) where the said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused.

4. Without in any way restricting the operation of paragraphs 1, 2 and 3 of this clause, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. This clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reinsured to be the primary hazard.

6. The term "prescribed substances" shall have the meaning given to it by the Atomic Energy Control Act R.S.C. 1985(c), A-16 or by any law amendatory thereof.

7. Reinsured to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

8. Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, this Agreement does not cover any loss or liability accruing to the Reinsured, directly or indirectly, and whether as Insurer or Reinsurer, caused:

            (1) by any nuclear incident, as defined in the Nuclear Liability Act or any other nuclear liability act, law or statute, or any law amendatory thereof or nuclear explosion, except for ensuing loss or damage which results directly from fire, lightning or explosion of natural, coal or manufactured gas;

            (2)   by contamination by radioactive material.

NOTE: Without in any way restricting the operation of paragraphs 1, 2, 3 and 4 of this clause, paragraph 8 of this clause shall only apply to all original contracts of the Reinsured, whether new, renewal or replacement, which become effective on or after December 31, 1992.

N.M.A. 1980 (2/19/93)
POOLS, ASSOCIATIONS & SYNDICATES EXCLUSION CLAUSE

Section A:
Excluding:

      (a) All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

      (b) Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

Section B:
     It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

     Industrial Risk Insurers,
     Associated Factory Mutuals,
     Improved Risk Mutuals,
     Any Pool, Association or Syndicate formed for the purpose of writing
          Oil, Gas or Petro-Chemical Plants and/or Oil or Gas
Drilling Rigs,
     United States Aircraft Insurance Group,
     Canadian Aircraft Insurance Group,
     Associated Aviation Underwriters,
     American Aviation Underwriters.

Section B does not apply:

      (a) Where The Total Insured Value over all interests of the risk in question is less than $250,000,000.

      (b)  To interests traditionally underwritten as Inland
      Marine or stock and/or contents written on a blanket basis.

      (c) To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(a).

      (d)  To risks as follows:

           Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than railroad schedules) and builder's risks on the classes of risks specified in this subsection (d) only.
           Where this clause attaches to Catastrophe Excesses, the following Section C is added:

Section C:
     Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:

      (1)  The following so-called "Coastal Pools":

           Alabama Insurance Underwriting Association
           Florida Windstorm Underwriting Association ("FWUA") Louisiana Insurance Underwriting Association Mississippi Windstorm Underwriting Association North Carolina Insurance Underwriting Association South Carolina Windstorm and Hail Underwriting
      Association
           Texas Catastrophe Property Insurance Association

AND

      (2)  All "Fair Plan" and "Rural Risk Plan" business

AND

      (3)  The Florida Property and Casualty Joint Underwriting
      Association ("FPCJUA"), the Florida Residential Property and Casualty Joint Underwriting Association ("RPCJUA") and the California Earthquake Authority (CEA)

for all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

      (i) The inability of any other participant in such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms to meet its liability.

      (ii) Any claim against such "Coastal Pool" and/or "Fair Plan" and/or "Rural Risk Plan" and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).

Section D:
      (1) Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate loss occurrence covered hereunder. The Company's initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

      (2) Notwithstanding Section C above, in respect of the FWUA, FPCJUA and RPCJUA, where an assessment is made against the Company by the FWUA, the FPCJUA, the RPCJUA, or any combination thereof, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any loss occurrence hereunder shall not exceed the lesser of:

          (a)  The Company's assessment from the relevant entity
          (FWUA, FPCJUA and/or RPCJUA) for the accounting year in which the loss occurrence commenced, or

          (b)  The product of the following:

                  (i) The Company's percentage participation in the relevant entity for the accounting year in which the loss occurrence commenced; and

                  (ii) The relevant entity's total losses in such
             loss occurrence.

      Any assessments for accounting years subsequent to that in which the loss occurrence commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section C above, in respect of the FWUA, the FPCJUA and/or the RPCJUA, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of the FWUA, the FPCJUA and/or the RPCJUA. For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by the FWUA, the FPCJUA and/or the RPCJUA to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by the FWUA, the FPCJUA and/or the RPCJUA of the collection of monies.


_________________________________________________________________


NOTES:            Wherever used herein the terms:

                  "Company" shall be understood to mean
                  "Company", "Reinsured", "Reassured" or
                  whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

                  "Agreement"    shall be understood to mean
                  "Agreement", "Contract", "Policy", or whatever other term is used to designate the attached reinsurance document.

                  "Reinsurers"   shall be understood to mean
                  "Reinsurers", "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.



Exhibit 10.57


(Revised:  January 1, 2000)

Seventh Excess Catastrophe
Reinsurance Contract
Effective:  January 1, 1999

issued to

Meridian Mutual Insurance Group
Indianapolis, Indiana














               Reinsurers                     Participations

Erie Insurance Exchange                               2.0%
The Nissan Fire & Marine Insurance Co., Ltd.          2.5
Odyssey Reinsurance Corporation                       4.0
Renaissance Reinsurance, Ltd.                        70.5
Shelter Reinsurance Company                          10.0
SOREMA North America Reinsurance Company              6.0

Total                                                95.0% part of
                                                     100% share
                                                     in the
                                                     interests
                                                     and
                                                     liabilities
                                                     of the
                                                     "Reinsurer"
Addendum No. 1

to the

Seventh Excess Catastrophe
Reinsurance Contract
Effective:  January 1, 1999

issued to

Meridian Mutual Insurance Group
Indianapolis, Indiana
(hereinafter referred to as the "Company")



It Is Hereby Agreed, effective January 1, 2000, with respect to losses arising out of loss occurrences commencing on or after that date, that this Contract shall be amended as follows:

1. Paragraph A of Article V - Retention and Limit - shall be deleted and the following substituted therefor:

      "A. Coverage A: As respects losses arising from the perils of earthquake and fire following earthquake subject to this Contract, the Company shall retain and be liable for the first $65,000,000 of ultimate net loss arising out of each loss occurrence. The Reinsurer shall then be liable for 95% of the amount by which such ultimate net loss exceeds the Company's retention, but the liability of the Reinsurer shall not exceed 95% of $18,000,000 as respects any one loss occurrence."

2. Article VIII - Loss Occurrence - shall be deleted and the following substituted therefor:

  "Article VIII - Loss Occurrence (NMA 2244/BRMA 27A)

      A. The term `loss occurrence' shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States or province of Canada and states or provinces contiguous thereto and to one another. However, the duration and extent of any one `loss occurrence' shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term `loss occurrence' shall be further defined as follows:

          1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or province or states or provinces contiguous thereto.

          2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured's premises by strikers, provided such occupation commenced during the aforesaid period.

          3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the opening paragraph of this Article) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's `loss occurrence.'

          4. As regards `freeze,' only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks) may be included in the Company's `loss occurrence.'

      B. Except for those `loss occurrences' referred to in subparagraphs 1 and 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss and provided that only one such period of 168 consecutive hours shall apply with respect to one event.

      C. However, as respects those `loss occurrences' referred to in subparagraphs 1 and 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more `loss occurrences,' provided no two periods overlap and no individual loss is included in more than one such period, and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

      D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any `loss occurrence' claimed under the 168 hours provision."

It Is Further Agreed, effective January 1, 2000, that this
Contract shall be amended as follows:

1. Paragraphs A, B and D of Article XI - Premium - shall be deleted and the following substituted therefor:

      "A. As premium for the reinsurance provided hereunder during each contract year, the Company shall pay the Reinsurer 2.129% of its net earned premium for the second contract year.

      B. As respects the second contract year, the Company shall pay the Reinsurer an annual minimum and deposit premium of $2,100,000 in four equal installments of $525,000 on January 1, April 1, July 1 and October 1 of 2000. As respects the third contract year, the Company shall pay the Reinsurer an annual minimum and deposit premium of $2,300,000 in four equal installments of $575,000 on January 1, April 1, July 1 and October 1 of 2001."

      "D. `Net earned premium' as used herein is defined as gross earned premium of the Company for the classes of business reinsured hereunder, less the earned portion of premiums ceded by the Company for reinsurance which inures to the benefit of this Contract. For purposes of calculating net earned premium, 90.0% of the total basic policy premium as respects Homeowners, Mobile Homeowners and Farmowners business, 70.0% of the total basic policy premium as respects Businessowners and Commercial Multiple Peril business and 100% of the Comprehensive portion of the premium for Automobile Physical Damage business shall be considered subject premium."

2. Article XXV - Intermediary (BRMA 23A) - shall be deleted and the following substituted therefor:

 "Article XXV - Intermediary (BRMA 23A)

   E. W. Blanch Co., Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through E. W. Blanch Co., Inc., 3600 West 80th Street, Minneapolis, Minnesota 55431. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company."

The provisions of this Contract shall remain otherwise unchanged.

In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Indianapolis, Indiana,this ________ day of ________________________ in the year
________.

                __________________________________________________
                Meridian Mutual Insurance Group